UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 1, 2026

Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9330 Zionsville Road, Indianapolis, Indiana	46268
974 Centre Road, Wilmington, Delaware	19805
(Address of principal executive offices)	(Zip Code)
(833)
267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, par value $0.01	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On October 1, 2026, Corteva, Inc. (“Corteva”) completed its previously announced separation into two independent, publicly traded companies through the separation (“Separation”) of Corteva’s seed operating segment into an independent, publicly traded company, Vylor Inc. (“Vylor”). The Separation was effected through a pro rata distribution of all of the outstanding shares of common stock, par value $0.01 per share, of Vylor to holders of common stock, par value $0.01 per share, of Corteva as of the close of business on September 24, 2026 (the “Distribution”).
As a result of the Distribution, Vylor became an independent, publicly traded company. Vylor common stock is expected to commence regular-way
trading on the New York Stock Exchange under the symbol “VYLR” on October 1, 2026.
Cautionary Statements About Forward-Looking Statements
Corteva and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this Current Report on Form
8-K,
in Corteva’s other filings with the SEC, and in presentations, reports or letters to its stockholders.
In some cases, Corteva identifies these forward-looking statements by such words or phrases as “plans,” “outlook,” “will,” “is designed to,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends,” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on Corteva’s current views and assumptions regarding future events, future business conditions and the outlook for Corteva based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the “Risk Factors” and “Cautionary Statements About Forward-Looking Statements” the reports and forms filed by Corteva with the SEC.
Corteva wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement. Corteva specifically declines to undertake any obligation, and specifically disclaim any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.

Date: October 1, 2026	By:	/s/ Jeff Rudolph
Name: Jeff Rudolph
Title: Chief Financial Officer

EIDP, INC.

Date: October 1, 2026	By:	/s/ Jeff Rudolph
Name: Jeff Rudolph
Title: Chief Financial Officer